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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                   PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JULY 2, 2007 TO
       PROSPECTUS DATED APRIL 30, 2007 AND SUPPLEMENT DATED APRIL 30, 2007

This Supplement gives notice that the American Funds Insurance Series Portfolios ("American Funds Portfolios") will be treated as "Monitored Portfolios" and that the American Funds Monitoring Policy with respect to the Contracts will go into effect August 1, 2007.

This Supplement provides information in addition to that contained in the Prospectus dated April 30, 2007, and the Supplement dated April 30, 2007, for the Contracts. It should be read in its entirety and kept together with your Prospectus or Supplement for future reference. If you would like a copy of the Prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 or call us at (800) 638-7732 to request a free copy.

If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

1.    Transfers

      As of August 1, 2007, delete the last sentence of the third full paragraph on page 25 of the Prospectus which is captioned "American Funds Monitoring Policy."

      As of August 1, 2007, delete the last sentence of the second full paragraph on page 18 of the Supplement which is captioned "American Funds Monitoring Policy."


2.    Reallocations

      As of August 1, 2007, delete the last sentence of the third paragraph on page 41 of the Prospectus which is captioned "American Funds Monitoring Policy."

      As of August 1, 2007, delete the last sentence of the first full paragraph on page 24 of the Supplement which is captioned "American Funds Monitoring Policy."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


1600 Division Road                                    Telephone:  (800) 638-7732
West Warwick, RI 02393